LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO

                                                     SHAREHOLDERS FOR THE PERIOD

                                                            ENDED MARCH 31, 1998



[LOGO]

Seeking maximum

appreciation of

investors capital


KEMPER SMALL CAPITALIZATION

EQUITY FUND













                                                 "...In the long run, the market

                                                      is proving the accuracy of

                                                         our expectations ..."



                                                                    KEMPER FUNDS

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
SHAREHOLDERS' MEETING
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
15
NOTES TO FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                       2.14%
CLASS B                                                       1.56%
CLASS C                                                       2.30%
LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY AVERAGE*           5.32%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. Returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

Investment by the fund in small companies presents greater risk than investment in larger, more established companies.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

                                    AS OF     AS OF
                                    3/31/98   9/30/97
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS A                   $7.23     $7.98
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS B                   $6.84     $7.64
--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION
EQUITY FUND CLASS C                   $6.88     $7.63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER SMALL CAPITALIZATION EQUITY
FUND LIPPER RANKINGS*
--------------------------------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY

                    CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------
1-YEAR          #347 of 493 funds     #374 of 493 funds     #356 of 493 funds
--------------------------------------------------------------------------------
5-YEAR           #87 of 154 funds           N/A                   N/A
--------------------------------------------------------------------------------
10-YEAR           #34 of 59 funds           N/A                   N/A
--------------------------------------------------------------------------------
15-YEAR            #6 of 18 funds           N/A                   N/A
--------------------------------------------------------------------------------
20-YEAR            #3 of 12 funds           N/A                   N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE PERIOD, KEMPER SMALL CAPITALIZATION EQUITY FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                      CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
    SHORT-TERM
    CAPITAL GAIN       $0.02     $0.02     $0.02
--------------------------------------------------------------------------------
    LONG-TERM
    CAPITAL GAIN       $0.79     $0.79     $0.79
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style
Box is based on a portfolio date as of March 31, 1998.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization. PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

GRAY MONDAY On Monday, October 27, 1997, turmoil in Southeast Asian markets triggered a one-day drop of 7 percent in the U.S. equity market.

PRICE-EARNINGS RATIO A company's stock price, divided by its earnings for the past four quarters, also referred to as its P/E.

CAPITALIZATION A measure of the size of a publicly traded company, capitalization is determined by multiplying the current share price by the number of shares outstanding. The market capitalization of a company has bearing on its perceived earnings potential and risk. Small capitalization companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be more volatile and therefore a greater risk to capital.

ECONOMIC OVERVIEW

[SILVA'S PHOTO]

  DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.
  SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.
  SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We can expect this favorable climate to continue--in spite of the sensitivity--at least over the shorter term.
  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash--$37.5 billion--into mutual funds in March. This record flow surpassed the prior monthly record of $32.7 billion in net mutual fund investing set in January 1996. Two years ago, many experts were concerned that the bull market was close to being on its last legs. Quite remarkably today, investors are still betting on equities. Nearly 75 percent of the new cash flowing into mutual funds in March went into stock funds, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry.
  Unfortunately, high expectations often combine with high anxiety--today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.
  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.
  On Monday, April 27, expectations were tested by reports that the Federal Reserve Board (Fed) was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. Ultimately, we do not anticipate that an interest rate hike will materialize in the second quarter; however, the Fed's monetary policy meeting shortly after the release of this overview will provide more information.
  Our positive outlook for this quarter is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.
  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 15 percent year-to-date as of April 30. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.
  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.
  Consumer spending and corporate fixed investments have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.
  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $40 billion to $50 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]



                             NOW (4/30/98)   6 MONTHS AGO    1 YEAR AGO    2 YEARS AGO
10-YEAR TREASURY RATE(1)           5.64          5.88           6.71          6.74
PRIME RATE(2)                      8.5           8.5            8.5           8.25
INFLATION RATE(3)*                 1.38          2.08           2.43          2.9
THE U.S. DOLLAR(4)                 3.92          9.65           6.55          8.51
CAPITAL GOODS ORDERS(5)*          10.89         11.72           8.17          6.82
INDUSTRIAL PRODUCTION(5)*          4.27          5.77           4.72          3.49
EMPLOYMENT GROWTH(6)*              2.59          2.36           2.27          1.78


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces as investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of March 31, 1998.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.
  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe has also been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen.
  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.
  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA
May 8, 1998

PERFORMANCE UPDATE

[STALZER PHOTO]
KURT R. STALZER JOINED SCUDDER KEMPER INVESTMENTS, INC. IN JANUARY 1997 AND IS A SENIOR VICE PRESIDENT. HE IS THE LEAD PORTFOLIO MANAGER OF KEMPER SMALL CAPITALIZATION EQUITY FUND. STALZER RECEIVED A B.B.A. DEGREE FROM THE UNIVERSITY OF MICHIGAN WHERE HE EARNED A DUAL SPECIALIZATION IN FINANCE AND ACCOUNTING. HE IS ALSO A MEMBER OF THE FINANCIAL ANALYST FEDERATION AND THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH. STALZER HAS MORE THAN 16 YEARS OF INVESTMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE ASIAN FINANCIAL CRISIS TOOK A HEAVY TOLL ON SMALL COMPANY STOCKS DURING THE PERIOD FROM OCTOBER 1997 THROUGH MARCH 1998. LEAD PORTFOLIO MANAGER KURT STALZER EXPLAINS HOW HE POSITIONED KEMPER SMALL CAPITALIZATION EQUITY FUND DURING THIS CHALLENGING TIME AND DISCUSSES HIS THOUGHTS ON THE MARKET.

Q     KURT, OVER THE PAST SIX MONTHS, THE MARKET HAS EXPERIENCED CONSIDERABLE
TURMOIL. CAN YOU EXPLAIN WHY THE MARKET BEHAVED AS IT HAS?

A Well, we did start off on a sour note. October and November were difficult across the board. "Gray Monday" on October 27 dealt a blow to equities, and continuing unrest in the Pacific Rim created an uncertain global market climate. The situation in Southeast Asia influenced the market for a couple of reasons. As Asian markets began to unravel, there was a general expectation that earnings would slow down, but the question remained, where would they slow and to what extent? This lack of certainty bred volatility.

      As the fourth quarter progressed, the consequences of the choppy Asian markets played out. People began to anticipate lower-than-previously-expected earnings. For instance, a significant amount of component-related manufacturing is based in Southeast Asian countries such as Taiwan and Korea, and disappointing earnings announcements became a key element in many technology stories.

Q     HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A     Kemper Small Capitalization Equity Fund (Class A shares unadjusted for any sales charge) was up 2.14 percent for the six-month period ending March 31, 1998. It lagged its benchmark, the Russell 2000, which gained 6.37 percent. Early in the period, we were held back by underweightings in the basic industries and capital goods sectors. The fund was invested a little bit too heavily in component-related stocks, causing our technology position to drag.

Q     WAS KEMPER SMALL CAPITALIZATION EQUITY FUND HIT ESPECIALLY HARD BY THE
TROUBLES IN THE ASIAN MARKETS?

A     Absolutely. Early on, small capitalization stocks reacted more dramatically than large capitalization stocks did. The market began to shy away from small cap stocks because it perceived a higher risk.

      That was an ironic response, though. The earnings of larger companies are actually leveraged more toward Asia than are the earnings of small caps. Most smaller companies have a domestic focus and aren't doing business in Asia. Larger companies are more likely to have a multi-national bent, and therefore, greater exposure to Asia. However, when confidence in the market drops, people seek the liquidity they associate with large company stocks, rather than staying focused on earnings. I think that's the primary reason why small caps underperformed large caps during the fourth quarter of 1997 and the first quarter of this year. It's going to take time for perceptions to correct.

      Going into the semiannual period, we anticipated that small company earnings would be stronger than

PERFORMANCE UPDATE

those of large caps. Actually, in the long run, the market is proving the accuracy of our expectations. Many large companies have recently revised their earnings estimates downward. Overall, it's becoming apparent that the turmoil in Asia isn't hitting small company earnings as hard as those of larger firms. However, the market hasn't yet built this strength back into the prices of small cap issues. It's too soon to determine when it will.

Q     YOU CAN'T ELIMINATE SMALL CAPS FROM THE FUND. HOW ARE YOU POSITIONING THE
PORTFOLIO IN A MARKET GENERALLY UNFAVORABLE TO SMALL CAPS?

A     We're steering the fund away from companies with significant exposure to
Asia. We began to do this in the fourth quarter. At that time, I felt that we couldn't remove all Asian exposure from the portfolio, because otherwise we'd be left with just service companies. In hindsight, however, it probably wouldn't have been a bad route to take. More recently, we're moving the portfolio away from component-related manufacturers.

      The gap between the price-to-earnings ratios of small companies vs. their larger counterparts has widened further. As a result, small cap stocks continue to look more attractive. Eventually this should be reflected in small cap prices. This process of recognition by the market may take some time, however.

Q     IN FEBRUARY AND MARCH, THE FUND'S PERFORMANCE PICKED UP QUITE A BIT. WHAT
WAS BEHIND THIS?

A     Over the past few months we've outperformed relative to the market in a couple of industries. Health care and retail have been particularly strong for the fund. Consumer confidence has improved and, as a result, we've seen more people out shopping.

      We also found some good stocks in the service sector. Two temporary staffing firms contributed to the fund's gains. The portfolio also benefited from its stake in a company which manages funeral homes and cemeteries.

Q     WHAT SECTORS LOOK ATTRACTIVE TO YOU NOW?

A     After bottoming out earlier this quarter, the earnings growth in the basic industries and capital goods sectors seems to have leveled out a little bit, and we're seeing more attractive price-earnings ratios in these sectors. We're continuing to find sustainable, predictable growth in consumer nondurables, so that sector will likely remain an important part of the portfolio. We're also starting to see respectable earnings growth in the health care sector.

      I'm comfortable with our current underweighting in technology. Within that sector, however, the more compelling possibilities seem to be in software and services. We're mildly overweighted in finance today but I wouldn't expect to buy more banks -- the extended valuations aren't appealing.

      I'm also satisfied with the fund's position in transportation and energy. Compared to our index, we are currently slightly overweighted in these sectors. Transportation is showing good industry fundamentals and valuations. Given the improved stabilization in commodity prices, we have added to our energy weighting.

      That said, while sector allocation is important, we are most concerned with investing in the right stocks. We are committed to bottom-up stock picking. I don't feel compelled to underweight or overweight a particular area. If we've got some companies in the portfolio that need to be sold, we'll do that, regardless of the sector. I feel fine having the fund overweighted in a sector if I'm finding stocks with predictable earnings growth and low valuations. Ultimately, we plan on outperforming in this market by following this disciplined stock-focused strategy.

Q     WHAT DO YOU EXPECT FROM THE MARKET AND FROM THIS FUND FOR THE NEXT
SIX-MONTH PERIOD?

A     I think the next six months will likely be difficult for small caps. Even the best and the brightest are having a difficult time maneuvering in these waters. As long as people perceive that there are problems with the Asian markets, the shadow of illiquidity hangs over small caps. If investors are concerned about Asia they will keep moving to large company stocks for safety, regardless of improved prices and earnings among small caps.

      I don't think this situation is going to change over the next two or three months as companies continue to report disappointing earnings. That negativity filters down to the small caps.

      I think we've got the fund set up properly to face the challenges of the market, and I think our performance in the latter part of the six-month period shows that our strategy is beginning to produce positive results.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Small Capitalization Equity Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of new investment management agreement, approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                               For       Withheld

   David W. Belin           73,167,971   1,479,476
   Lewis A. Burnham         73,216,594   1,430,853
   Donald L. Dunaway        73,201,684   1,445,763
   Robert B. Hoffman        73,213,872   1,433,575
   Donald R. Jones          73,209,820   1,437,628
   Shirley D. Peterson      73,160,923   1,486,525
   Daniel Pierce            73,153,670   1,493,777
   William P. Sommers       73,233,097   1,414,351
   Edmond D. Villani        73,157,826   1,489,621

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year

                   For      Against    Abstain

                72,480,025  484,463   1,682,958

3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                                        Broker
                   For       Against     Abstain    Non-Votes

                70,317,585  1,435,229   2,562,810   331,823

4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

                   For       Against     Abstain

                63,418,719  3,399,185   4,350,361

5) To Approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                   For       Against    Abstain

   Class B      18,908,305   508,990   1,156,176
   Class C       1,373,043     7,818      26,960

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on March 31, 1998, and on September 30, 1997.

                          [EQUITY PORTION BAR GRAPH]

                           KEMPER SMALL CAPITALIZATION    KEMPER SMALL CAPITALIZATION
                              EQUITY FUND ON 3/31/98         EQUITY FUND ON 9/30/97
CONSUMER NON-DURABLES                 27.8%                          22.1%

TECHNOLOGY                            17.3%                          22.0%

HEALTH CARE                           16.4%                          14.5%

FINANCE                               15.5%                          14.7%

CAPITAL GOODS                          5.5%                          13.6%

ENERGY                                 5.3%                           4.3%

CONSUMER DURABLES                      4.7%                           3.4%

TRANSPORTATION                         3.9%                           3.0%

BASIC INDUSTRIES                       3.6%                           2.4%

A COMPARISON WITH THE RUSSELL 2000 INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper Small Capitalization Equity Fund represented on March 31, 1998, compared to the industry sectors that make up the fund's benchmark, the Russell 2000 Index.

                        [RUSSELL COMPARISON BAR GRAPH]

                           KEMPER SMALL CAPITALIZATION        RUSSELL 2000 GROWTH INDEX
                              EQUITY FUND ON 3/31/98                 ON 3/31/98
CONSUMER NON-DURABLES                 27.8%                             21.2%

TECHNOLOGY                            17.3%                             15.6%

HEALTH CARE                           16.4%                              9.2%

FINANCE                               15.5%                             23.4%

CAPITAL GOODS                          5.5%                              9.3%

ENERGY                                 5.3%                              4.3%

CONSUMER DURABLES                      4.7%                              3.1%

TRANSPORTATION                         3.9%                              2.5%

BASIC INDUSTRIES                       3.6%                              5.7%

* The Russell 2000 Index is a capitalization weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 18.20 PERCENT OF THE FUND'S TOTAL NET ASSETS ON MARCH 31, 1998

-------------------------------------------------------------------------------------------------------
            HOLDINGS                                                                           PERCENT
-------------------------------------------------------------------------------------------------------
1.          SOFAMOR-DANEK GROUP           Manufactures spinal implant devices.                    2.17%
-------------------------------------------------------------------------------------------------------

2.          PACIFIC SUNWEAR OF            A mall-based specialty retailer of young men's          2.02%
            CALIFORNIA                    everyday apparel and accessories reflecting the casual
                                          lifestyle of California.
-------------------------------------------------------------------------------------------------------

3.          INTERIM SERVICES              Provides a comprehensive range of customized staffing   1.88%
                                          solutions, including flexible staffing, home care full
                                          time placement, consulting and other value-added
                                          services on a national basis.
-------------------------------------------------------------------------------------------------------

4.          GLOBAL INDUSTRIES             A major supplier of pipeline construction, derrick and  1.83%
                                          diving services to the offshore oil and gas industry
                                          in the Gulf of Mexico.
-------------------------------------------------------------------------------------------------------

5.          APPLIED POWER                 Manufactures and sells a wide variety of portable       1.79%
                                          hydraulic-powered equipment and systems including
                                          hydraulic pumps, rams, cylinders, valves and power
                                          packages.
-------------------------------------------------------------------------------------------------------

6.          OMNICARE                      Provides services to long-term care institutions such   1.75%
                                          as nursing homes, retirement centers and other
                                          institutional health care facilities.
-------------------------------------------------------------------------------------------------------

7.          CONCENTRA MANAGED CARE        A large physician practice management company focusing  1.73%
                                          on occupational health care with 160 physicians in 90
                                          sites in 13 states providing worker's compensation and
                                          other job-related services.
-------------------------------------------------------------------------------------------------------

8.          SELECT APPOINTMENTS           Performs recruitment consulting services.               1.69%
-------------------------------------------------------------------------------------------------------

9.          CONSOLIDATED GRAPHICS         A printing company whose operating and growth strategy  1.67%
                                          is to acquire local printing companies with
                                          established operating histories in growing markets and
                                          then to apply the benefits and economies of a large
                                          organization.
-------------------------------------------------------------------------------------------------------

10.         JACOBS ENGINEERING            Provides engineering, design and consulting services,   1.67%
                                          construction and construction management services and
                                          process plant management services to a variety of
                                          industries.
-------------------------------------------------------------------------------------------------------

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAPITALIZATION EQUITY FUND

PORTFOLIO OF INVESTMENTS AT MARCH 31, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)


-----------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS                                                           NUMBER OF SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--3.6%                   Intertape Polymer Group                         241,400         $    5,582
                                         OM Group                                        265,500             11,184
                                         Spartech Corp.                                  550,000             12,066
                                      (a)Superior Services, Inc.                         305,100              9,515
                                         ------------------------------------------------------------------------------
                                                                                                             38,347
-----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--5.3%                      Applied Industrial Technologies                 238,100              6,414
                                         Applied Power, Inc.                             502,400             19,342
                                      (a)Jacobs Engineering Group                        555,100             17,971
                                      (a)SPS Technologies                                253,600             13,679
                                         ------------------------------------------------------------------------------
                                                                                                             57,406
-----------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--24.3%
                                         Arbor Drugs                                     750,000             17,672
                                      (a)B A Merchant Services                           445,300              8,071
                                         CKE Restaurants                                 264,000              9,702
                                      (a)Cinar Films, Inc.                               125,800              5,362
                                      (a)Consolidated Graphics, Inc.                     311,200             18,011
                                      (a)Cost Plus, Inc.                                 285,500              9,073
                                      (a)Education Management Corp.                      308,400             10,486
                                      (a)Equity Corporation International                225,000              5,386
                                         Four Seasons Hotels, Ltd.                       427,800             14,599
                                      (a)Hearst-Argyle Television, Inc.                  421,100             14,844
                                      (a)Interim Services                                600,900             20,280
                                      (a)Landry's Seafood Restaurants                    322,700              9,923
                                      (a)MSC Industrial Direct                           143,900              7,798
                                      (a)Men's Wearhouse                                 475,000             17,575
                                      (a)Morton's Restaurant Group                       251,700              5,805
                                      (a)Pacific Sunwear of California                   524,850             21,781
                                         Pier 1 Imports                                  467,100             12,670
                                         Select Appointments Holdings, ADR               721,900             18,228
                                      (a)Staff Leasing, Inc.                             247,500              6,868
                                         Stewart Enterprises, Inc.                       298,000             16,576
                                      (a)U.S. Rentals                                    425,900             11,765
                                         ------------------------------------------------------------------------------
                                                                                                            262,475
-----------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--4.5%                  Ethan Allen Interiors                           281,700             16,831
                                         SPX Corp.                                       204,400             15,598
                                      (a)Tower Automotive, Inc.                          371,900             16,736
                                         ------------------------------------------------------------------------------
                                                                                                             49,165
-----------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.8%                (a)American Italian Pasta Co.                      173,100              6,253
                                      (a)NBTY, Inc.                                      191,000             11,603
                                      (a)U.S. Foodservice, Inc.                          330,000             12,148
                                         ------------------------------------------------------------------------------
                                                                                                             30,004
-----------------------------------------------------------------------------------------------------------------------
ENERGY--5.2%                          (a)Global Industries, Ltd.                         970,400             19,772
                                      (a)Petroleum Development Corp.                     625,000              3,711
                                      (a)Precision Drilling Corp.                        660,000             13,943
                                      (a)Superior Energy Services, Inc.                  657,500              6,411
                                      (a)Veritas DGC, Inc.                               235,200             11,892
                                         ------------------------------------------------------------------------------
                                                                                                             55,729

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES       VALUE
----------------------------------------------------------------------------------------------------------------------
FINANCE--15.1%                        (a)ABR Information Services                        550,000         $   15,469
                                         Associated Banc Corp.                           238,658             12,873
                                         Bank United Corp.                               289,700             14,485
                                         Community First Bankshares                      213,100             10,868
                                         ESG Re, Ltd.                                    393,800             10,239
                                         Executive Risk                                   89,000              6,341
                                      (a)Headland Mortgage Co.                           500,000              8,484
                                      (a)Healthcare Financial Partners                   291,600             13,815
                                         Metris Cos., Inc.                               235,700             10,253
                                       (a)Ocwen Financial Corp.                          375,000             10,406
                                       (a)Silicon Valley Bancshares                      279,900             17,091
                                         Sirrom Capital Corp.                            475,100             14,283
                                         Texas Regional Bancshares                       285,000              9,565
                                         Wilmington Trust Corp.                          129,200              8,576
                                         -----------------------------------------------------------------------------
                                                                                                            162,748
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE--16.0%                    (a)Concentra Managed Care, Inc.                    606,120             18,638
                                      (a)CryoLife, Inc.                                  181,200              3,080
                                      (a)Dura Pharmaceuticals                            315,000              7,757
                                      (a)Medicis Pharmaceutical Corp.                    255,000             11,124
                                         Mentor Corp.                                    298,200              8,238
                                      (a)National Surgery Centers                        424,950             10,863
                                      (a)Ocular Sciences, Inc.                           407,900             13,002
                                         Omnicare, Inc.                                  478,100             18,945
                                      (a)PAREXEL International Corp.                     300,000              9,375
                                      (a)Pediatrix Medical Group                         247,600             11,513
                                      (a)Physician Reliance Network                      313,300              4,308
                                      (a)QuadraMed Corp.                                 219,900              7,339
                                      (a)Safeskin Corp.                                  170,700             12,610
                                      (a)Serologicals Corp.                              427,200             12,068
                                      (a)Sofamor-Danek Group                             274,900             23,435
                                         -----------------------------------------------------------------------------
                                                                                                            172,295

PORTFOLIO OF INVESTMENTS
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--16.9%                     (a)Brightpoint, Inc.                               275,200         $    4,730
                                      (a)CHS Electronics, Inc.                           235,000              4,406
                                      (a)Cimlinc Incorporated, "D," convertible
                                           preferred                                      75,431                283
                                      (a)Computer Products, Inc.                         438,800             10,229
                                      (a)Comverse Technology                             153,200              7,488
                                      (a)Daisytek International Corp.                    303,000              7,386
                                      (a)General Scanning                                381,900              8,211
                                      (a)Keane, Inc.                                     250,100             14,131
                                         Linear Technology Corp.                          70,600              4,871
                                      (a)Littelfuse, Inc.                                283,000              7,358
                                      (a)MRV Communications                              208,100              4,864
                                      (a)Market Facts                                    290,000              5,728
                                      (a)Microsemi Corp.                                 357,500              5,899
                                      (a)Natural Microsystems Corp.                      151,800              6,015
                                      (a)Network Appliance, Inc.                         337,600             11,985
                                      (a)Omtool, Ltd.                                     89,000              1,246
                                      (a)SBS Technologies                                295,200              8,487
                                      (a)Smart Modular Technologies, Inc.                244,000              5,566
                                      (a)Solectron Corp.                                 179,000              7,563
                                      (a)Tech Data Corp.                                 196,700              7,573
                                      (a)Tecnomatix Technologies                         395,000             14,862
                                      (a)VIASOFT, Inc.                                   208,500              5,708
                                      (a)Visio Corp.                                     411,200             17,682
                                      (a)Whittman - Hart, Inc.                           107,100              4,846
                                      (a)World Access, Inc.                              161,500              5,249
                                         ------------------------------------------------------------------------------
                                                                                                            182,366
-----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--3.8%                     C.H. Robinson Worldwide, Inc.                   265,800              6,911
                                         Expeditors International of Washington          313,000             13,420
                                      (a)Heartland Express                               330,000              9,158
                                      (a)U. S. Xpress Enterprises                        545,000             11,309
                                         ------------------------------------------------------------------------------
                                                                                                             40,798
                                         ------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--97.5%
                                         (Cost: $753,185)                                                 1,051,333
                                         ------------------------------------------------------------------------------
                                                                                    PRINCIPAL AMOUNT       VALUE
MONEY MARKET                             Yield--5.53% to 5.56%
INSTRUMENTS--2.7%
                                         Due--April 1998
                                         (Cost: $28,985)                                 $29,000             28,985
                                         ------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--100.2%
                                         (Cost: $782,170)                                                 1,080,318
                                         ------------------------------------------------------------------------------
                                         LIABILITIES, LESS CASH AND OTHER ASSETS--(.2)%                      (1,899)
                                         ------------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $1,078,419
                                         ------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $782,170,000 for federal income tax purposes at March 31, 1998, the gross unrealized appreciation was $309,672,000, the gross unrealized depreciation was $11,524,000 and the net unrealized appreciation on investments was $298,148,000.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998 (UNAUDITED)
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $782,170)                                                $1,080,318
--------------------------------------------------------------------------
Cash                                                                 1,320
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  11,426
--------------------------------------------------------------------------
  Fund shares sold                                                     343
--------------------------------------------------------------------------
  Dividends                                                            235
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 1,093,642
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             13,722
--------------------------------------------------------------------------
  Fund shares redeemed                                                 253
--------------------------------------------------------------------------
  Management fee                                                       312
--------------------------------------------------------------------------
  Distribution services fee                                            184
--------------------------------------------------------------------------
  Administrative services fee                                          195
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               482
--------------------------------------------------------------------------
  Trustees' fees                                                        75
--------------------------------------------------------------------------
    Total liabilities                                               15,223
--------------------------------------------------------------------------
NET ASSETS                                                      $1,078,419
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $  703,344
--------------------------------------------------------------------------
Undistributed net realized gain on investments                      76,927
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         298,148
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $1,078,419
--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($763,428 / 105,581 shares outstanding)                            $7.23
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                        $7.67
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($284,413 / 41,589 shares outstanding)                             $6.84
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($11,749 / 1,707 shares outstanding)                               $6.88
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($18,829 / 2,567 shares outstanding)                               $7.34
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------------------------------
  Dividends                                                     $  1,483
------------------------------------------------------------------------
  Interest                                                         1,372
------------------------------------------------------------------------
    Total investment income                                        2,855
------------------------------------------------------------------------
Expenses:
  Management fee                                                   1,686
------------------------------------------------------------------------
  Distribution services fee                                        1,093
------------------------------------------------------------------------
  Administrative services fee                                      1,092
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           2,059
------------------------------------------------------------------------
  Reports to shareholders                                            195
------------------------------------------------------------------------
  Professional fees                                                   25
------------------------------------------------------------------------
  Trustees' fees and other                                            43
------------------------------------------------------------------------
    Total expenses                                                 6,193
------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (3,338)
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments                       67,374
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments           (41,693)
------------------------------------------------------------------------
Net gain on investments                                           25,681
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 22,343
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED
                                                                 MARCH 31,         YEAR ENDED
                                                                   1998           SEPTEMBER 30,
                                                                (UNAUDITED)           1997
-----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment loss                                           $   (3,338)            (5,099)
-----------------------------------------------------------------------------------------------
  Net realized gain                                                 67,374            108,862
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            (41,693)           101,461
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                22,343            205,224
-----------------------------------------------------------------------------------------------
Distribution from net realized gain                               (110,213)           (76,845)
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                        70,811             33,024
-----------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (17,059)           161,403
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------

Beginning of period                                              1,095,478            934,075
-----------------------------------------------------------------------------------------------
END OF PERIOD                                                   $1,078,419          1,095,478
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Small Capitalization Equity Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended March 31, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at a base annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .30% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500 Stock Index (thus the fee on an annual basis can range from .35% to .95% of average daily net assets).

                             During the six months ended March 31, 1998, the Fund incurred management fees as follows (in thousands):

                              Base fee                                                       $ 3,115
                              Performance adjustment                                          (1,429)
                                                                                             -------
                              Total fees                                                     $ 1,686
                                                                                             =======

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                      COMMISSIONS     COMMISSIONS ALLOWED
                                                                    RETAINED BY KDI     BY KDI TO FIRMS
                                                                    ---------------   -------------------
                              Six months ended March 31, 1998          $ 72,000             348,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various

NOTES TO FINANCIAL STATEMENTS

                             firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                             DISTRIBUTION FEES      COMMISSIONS AND
                                                                                 AND CDSC          DISTRIBUTION FEES
                                                                              RECEIVED BY KDI     PAID BY KDI TO FIRMS
                                                                             -----------------   ----------------------
                                         Six months ended March 31, 1998        $1,338,000               715,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts that the firms service. Administrative services fees (ASF) paid are as follows:

                                                                           ASF PAID BY      ASF PAID BY
                                                                         THE FUND TO KDI    KDI TO FIRMS
                                                                         ----------------   ------------
                              Six months ended March 31, 1998               $1,092,000       1,104,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,636,000 for the six months ended March 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended March 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $381,061

                             Proceeds from sales                         388,120

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS          The following table summarizes the activity in
                           capital shares of the Fund (in thousands):

                                                                 SIX MONTHS ENDED                   YEAR ENDED
                                                                  MARCH 31, 1998                SEPTEMBER 30, 1997
                                                              ---------------------           --------------------
                                                              SHARES         AMOUNT           SHARES         AMOUNT
                                        SHARES SOLD
                                        Class A                47,482       $ 331,602          27,197       $ 186,417
                                       ------------------------------------------------------------------------------
                                        Class B                 5,567          38,430          14,228          92,204
                                       ------------------------------------------------------------------------------
                                        Class C                20,568         138,027           8,306          58,655
                                       ------------------------------------------------------------------------------
                                        Class I                   619           4,558           1,369           9,385
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                10,966          69,742           8,074          50,144
                                       ------------------------------------------------------------------------------
                                        Class B                 5,045          30,421           3,584          21,543
                                       ------------------------------------------------------------------------------
                                        Class C                   245           1,476             105             630
                                       ------------------------------------------------------------------------------
                                        Class I                   315           2,030             232           1,451
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (49,690)       (351,604)        (33,969)       (225,207)
                                       ------------------------------------------------------------------------------
                                        Class B                (6,967)        (47,742)        (14,844)        (93,796)
                                       ------------------------------------------------------------------------------
                                        Class C               (20,593)       (139,253)         (7,876)        (55,966)
                                       ------------------------------------------------------------------------------
                                        Class I                  (959)         (6,876)         (1,827)        (12,436)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 1,563          10,939           1,206           8,422
                                       ------------------------------------------------------------------------------
                                        Class B                (1,654)        (10,939)         (1,252)         (8,422)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                        $  70,811                       $  33,024
                                       ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       CLASS A
                                                    SIX MONTHS
                                                      ENDED          YEAR ENDED SEPTEMBER 30,
                                                    MARCH 31,    ---------------------------------
                                                       1998      1997    1996    1995    1994
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $7.98       7.01    7.14    5.81    6.45
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                  (.04)      (.01)   (.02)   (.01)   (.01)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               .10       1.55     .94    1.68    (.27)
--------------------------------------------------------------------------------------------------
Total from investment operations                        .06       1.54     .92    1.67    (.28)
--------------------------------------------------------------------------------------------------
Less distribution from net realized gain                .81        .57    1.05     .34     .36
--------------------------------------------------------------------------------------------------
Net asset value, end of period                        $7.23       7.98    7.01    7.14    5.81
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          2.14%     24.29   16.33   30.88   (4.31)
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                                .86%       .90    1.08    1.14    1.34
--------------------------------------------------------------------------------------------------
Net investment loss                                    (.30)%     (.20)   (.26)   (.18)   (.76)
--------------------------------------------------------------------------------------------------

                                                                           CLASS B
                                                    SIX MONTHS                               MAY 31
                                                      ENDED      YEAR ENDED SEPTEMBER 30,      TO
                                                    MARCH 31,    ------------------------   SEPT. 30,
                                                       1998       1997     1996     1995      1994
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $7.64       6.81     7.03     5.78      5.65
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                   (.08)      (.10)    (.09)    (.07)     (.02)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                       .09       1.50      .92     1.66       .15
---------------------------------------------------------------------------------------------------------
Total from investment operations                         .01       1.40      .83     1.59       .13
---------------------------------------------------------------------------------------------------------
Less distribution from net realized gain                 .81        .57     1.05      .34        --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $6.84       7.64     6.81     7.03      5.78
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           1.56%     22.83    15.13    29.59      2.30
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                                2.13%      2.14     2.15     2.17      2.29
---------------------------------------------------------------------------------------------------------
Net investment loss                                    (1.57)%    (1.44)   (1.33)   (1.21)    (1.38)
---------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                       CLASS C
                                                    SIX MONTHS                            MAY 31
                                                      ENDED      YEAR ENDED SEPT. 30,       TO
                                                    MARCH 31,    ---------------------   SEPT. 30,
                                                       1998      1997    1996    1995      1994
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $7.63      6.80    7.02    5.77      5.65
--------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                   (.03)     (.09)   (.09)   (.07)     (.03)
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                       .09      1.49     .92    1.66       .15
--------------------------------------------------------------------------------------------------
Total from investment operations                         .06      1.40     .83    1.59       .12
--------------------------------------------------------------------------------------------------
Less distribution from net realized gain                 .81       .57    1.05     .34        --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                         $6.88      7.63    6.80    7.02      5.77
--------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           2.30%    22.87   15.16   29.65      2.12
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------
Expenses                                                2.01%     1.95    2.15    2.10      2.10
--------------------------------------------------------------------------------------------------
Net investment loss                                    (1.45)%   (1.25)  (1.33)  (1.14)    (1.21)
--------------------------------------------------------------------------------------------------

                                                                   CLASS I
                                                    SIX MONTHS    YEAR ENDED      JULY 3
                                                      ENDED      SEPTEMBER 30,      TO
                                                    MARCH 31,    -------------   SEPT. 30,
                                                       1998      1997    1996      1995
------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $8.07      7.05    7.15      6.27
------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (.02)      .01     .01        --
------------------------------------------------------------------------------------------
  Net realized and unrealized gain                       .10      1.58     .94       .88
------------------------------------------------------------------------------------------
Total from investment operations                         .08      1.59     .95       .88
------------------------------------------------------------------------------------------
Less distribution from net realized gain                 .81       .57    1.05        --
------------------------------------------------------------------------------------------
Net asset value, end of period                         $7.34      8.07    7.05      7.15
------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           2.38%    24.89   16.76     14.04
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------
Expenses                                                 .49%      .53     .66       .79
------------------------------------------------------------------------------------------
Net investment income (loss)                             .07%      .17     .16      (.14)
------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA FOR ALL CLASSES
                                                    SIX MONTHS
                                                      ENDED             YEAR ENDED SEPTEMBER 30,
                                                    MARCH 31,    ---------------------------------------
                                                       1998        1997       1996      1995      1994
------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)          $1,078,419   1,095,478   934,075   839,905   631,607
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                        78%        102        85       102        58
------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the six months ended March 31, 1998 and the years ended September 30, 1997 and 1996 were $.0580, $.0573 and $.0557, respectively.
------------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Per share data for the year ended September 30, 1996 were determined based on average shares outstanding. Data for the period ended March 31, 1998 is unaudited.

NOTES

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                    OFFICERS


DANIEL PIERCE               MARK S. CASADY             KURT R. STALZER
Chairman and Trustee        President                  Vice President

DAVID W. BELIN              PHILIP J. COLLORA          LINDA J. WONDRACK
Trustee                     Vice President             Vice President
                            Secretary and Treasurer
LEWIS A. BURNHAM                                       JOHN R. HEBBLE
Trustee                     JERALD K. HARTMAN          Assistant Treasurer
                            Vice President
DONALD L. DUNAWAY                                      MAUREEN E. KANE
Trustee                     THOMAS W. LITTAUER         Assistant Secretary
                            Vice President
ROBERT B. HOFFMAN                                      CAROLINE PEARSON
Trustee                     ANN M. MCCREARY            Assistant Secretary
                            Vice President
DONALD R. JONES                                        ELIZABETH C. WERTH
Trustee                     KATHRYN L. QUIRK           Assistant Secretary
                            Vice President
SHIRLEY D. PETERSON
Trustee                     STEVEN H. REYNOLDS
                            Vice President
WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee


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